Supplement dated April 18, 2024 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York. Your Contract may not offer all of the Variable Sub-Accounts described below.

Effective May 1, 2024, the names of the following Portfolios are revised as shown below:

Portfolio Current Name	Portfolio Revised Name
LVIP Delaware SMID Cap Core Fund – Standard Class	LVIP Macquarie SMID Cap Core Fund – Standard Class
Delaware VIP Small Cap Value Series – Standard Class	Macquarie VIP Small Cap Value Series – Standard Class

If you have any questions, please call us at (800) 457-8207. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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